EXHIBIT 99.1

Media Contact:	Investor Relations Contact:
Evelyn Mitchell	Dana Nolan
(205) 264-4551	(205) 264-7040

Regions Financial Outlines Three-year Growth Strategy at 2019 Investor Day

•	Making targeted investments in technology, markets and talent to achieve targeted adjusted ROATCE of 18-20% by 2021

•	Focus on efficiency and effectiveness to achieve <55% adjusted efficiency ratio by 2021

•	Strong capital levels position company to win in an evolving operating environment

BIRMINGHAM, Ala. - February 27, 2019 - Regions Financial Corp. (NYSE:RF) today presented the company’s three-year strategic growth plan at an Investor Day in New York. Members of the company’s management team reviewed investments Regions is making in talent, technology, and communities to make banking easier for customers, expand its reach to serve more consumers and businesses, and deliver attractive and sustainable returns to shareholders.

“At our last Investor Day in November 2015, we laid out an intentional and measurable path to creating sustainable franchise value and strengthening financial performance. Through the hard work of our associates, we delivered on that commitment and met our goals by building a stronger, more profitable and innovative company,” said John Turner, President and Chief Executive Officer. “As we look to the future, Regions is focused on generating consistent, sustainable, long-term performance. Today we presented a meaningful, three-year growth agenda anchored by our relentless focus on making banking easier for customers and associates while enhancing profitability through improved risk-adjusted returns. Through our ongoing commitment to efficiency, effectiveness and continuous improvement, we will accelerate our growth by making strategic and disciplined investments in technology, talent and the markets we serve while also maintaining a strong and integrated risk management culture.”

Strength of Markets

Regions’ strategic plan is built around the unique strengths of the franchise: customer focus, markets, team, culture, and risk management. Over the next three years, Regions will lean into these strengths by making targeted investments to expand the reach and profitability of the company’s core markets and to leverage its established presence in large, growing metros.

The company today announced it will pursue opportunistic hiring and de novo branch expansion in key growth markets including Atlanta, Houston, and Orlando. To support growth in these key markets as well as across the bank’s service area, Regions expects to open new branches and hire corporate bankers, wealth management professionals, mortgage loan originators and other customer-facing associates to meet the needs of more individuals and businesses. Regions is funding these investments through continuous improvement initiatives that make banking easier for customers, simplify processes, and drive profitable, long-term growth. By leveraging data and technology, Regions is repositioning its retail distribution network and employing a thin network strategy to serve more current and prospective customers while reducing costs. Over the next three years, the company will continue expanding digital banking capabilities, such as online account openings, digital loan applications, and wealth management digital advisory capabilities while also consolidating branches across its service area.

Accelerating Innovation

Through FinTech partnerships, strategic investments, and in-house development, Regions is accelerating innovation across the enterprise to make banking easier for customers and to operate more efficiently and effectively. Regions continues to leverage technology through innovative solutions around digital lending capabilities, mobile deposit functionality, deploying flexible card controls for consumers, and integrating artificial intelligence (AI) tools across multiple consumer banking channels. The company’s test-and-learn approach, agile development model, and scalable network allow Regions to make meaningful investments with strong expected returns and adapt to a rapidly-changing marketplace.

The company announced today it has allocated approximately $625 million this year, or 11 percent of 2018 revenue, for technology investments, with nearly half of that budget dedicated to new projects that will accelerate growth and improve the customer experience. Over the next three years, Regions will pilot voice banking capabilities and expand its use of AI for both customer-facing and back-office applications. Additionally, Regions is investing in data and analytics to provide more relevant financial advice to customers, improve the customer experience, and enhance credit risk management, as well as a variety of other internal processes across the company.

“Technology changes and data innovation are resetting consumer expectations, while also enabling Regions to anticipate customer needs, improve service quality, better manage risk, and operate more efficiently,” said John Owen, Chief Operating Officer. “This is an exciting time for our industry, as talented people with big ideas are leveling the playing field in a way that benefits consumers and businesses. At Regions, we are focused on winning the customer experience race, and we are making thoughtful technology investments to deliver tangible benefits for customers and associates and meaningful returns for our shareholders.”

Efficiency and Effectiveness

Regions’ Simplify and Grow continuous improvement approach was introduced in late 2017 and has become a foundational strategic priority for the company, integrated across the franchise. Today Regions is committed to achieving an adjusted efficiency ratio of less than 55 percent by 2021 by growing revenue and aggressively managing expenses. The company has approximately 35 efficiency and effectiveness work streams in progress that will contribute to achieving this goal, and anticipate the addition of new initiatives throughout the 3-year planning period.

Regions continues to reduce real estate square footage, the bank’s second-largest expense category, through branch and back-office space consolidations, introduction of collaborative workspaces, hoteling, and expanding remote work options. The company is in the process of exiting 2.1 million square feet, resulting in a 15 percent reduction in total branch and non-branch space between 2017 and 2021. Regions is also delivering reductions in third-party spending through strategic sourcing and vendor selectivity and anticipates annual cumulative savings of approximately $60 million between 2018 and 2021.

“Regions’ focus on continuous improvement positions us to succeed as industry and market conditions change, and our strong capital position provides flexibility to pursue attractive growth opportunities in any environment,” said David Turner, Chief Financial Officer. “We are committed to sound capital management practices that enable us to grow organically and deliver attractive returns for our shareholders.”

As part of its Investor Day presentation, Regions provided 2019 expectations and long-term financial targets.

2019 expectations:

•	Adjusted average loan growth in the low single digits

•	Adjusted total revenue growth of 2-4 percent

•	Relatively stable adjusted non-interest expense

•	Net charge-offs as a percentage of average loans of 40-50 bps

•	Effective tax rate of 20-22 percent

Three-year financial targets (2019-2021):

•	2021 adjusted return on average tangible common equity of 18-20 percent

•	2021 adjusted efficiency ratio less than 55 percent

•	Annual net charge-offs as a percentage of average loans of 40-65 bps

•	Annual positive operating leverage

A replay of the video webcast and presentation materials referenced during the event are available at http://ir.regions.com.

The information above is summary and subject to numerous assumptions, including future market and economic conditions.
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About Regions Financial Corporation
Regions Financial Corporation (NYSE:RF), with $126 billion in assets, is a member of the S&P 500 Index and is one of the nation’s largest full-service providers of consumer and commercial banking, wealth management, and mortgage products and services. Regions serves customers across the South, Midwest and Texas, and through its subsidiary, Regions Bank, operates approximately 1,500 banking offices and 2,000 ATMs. Additional information about Regions and its full line of products and services can be found at www.regions.com.

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The terms “Regions,” the “Company,” “we,” “us” and “our” as used herein mean collectively Regions Financial Corporation, a Delaware corporation, together with its subsidiaries when or where appropriate. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risks identified in Item 1A. “Risk Factors” of this Annual Report on Form 10-K and those described below:

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Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

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Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

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Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

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Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

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The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

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Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

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Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

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Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

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Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

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Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

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Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

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Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

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The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

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Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

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Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

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The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

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Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

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Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

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Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

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The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

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The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

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Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.